SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

THE SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) OCTOBER 17, 2005

CUTTER & BUCK INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

WASHINGTON	0-26608	91-1474587
(STATE OR OTHER JURISDICTION	(COMMISSION FILE	(I.R.S. EMPLOYER
OF INCORPORATION)	NUMBER)	IDENTIFICATION NO.)

701 N. 34TH STREET, SUITE 400, SEATTLE, WASHINGTON 98103

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

REGISTRANT’S TELEPHONE NUMBER, INCLUDING AREA CODE  (206) 622-4191

INAPPLICABLE

(FORMER NAME OR FORMER ADDRESS IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On October 19, 2005, at the Company’s annual meeting, shareholders approved a proposal set forth in the Company’s 2005 proxy statement (the “Proxy Statement”) relating to amendments to the Cutter & Buck Inc. 1997 Stock Incentive Plan, the Cutter & Buck Inc. 1995 Employee Stock Option Plan, the Cutter & Buck 2000 Transition Stock Incentive Plan for Officers, the Cutter & Buck 2000 Transition Stock Incentive Plan for Non-Officers and the individual stock option agreements for Ernest R. Johnson and William B. Swint (collectively, the “Plans”).  The amended and restated Plans are attached hereto as Exhibits 10.1 through 10.6.

Each of the Plans have been amended in similar ways to permit the Company’s Compensation Committee to adjust vested and unvested stock options and unvested stock awards to maintain their same economic values following the special cash dividend of $1.34 per share declared by the Board of Directors.  Section 8 of the 1997 Stock Incentive Plan has been amended to read as follows:

Adjustment Upon Changes in Capitalization/Change in Control.  The number and kind of shares of Company stock subject to Benefits under the Plan shall be appropriately adjusted along with a corresponding adjustment in the option exercise price, if applicable, to reflect any stock dividend, stock split, split-up, a declaration of a distribution payable in a form other than Common Stock in an amount that has a material effect on the price of Common Stock or any combination or exchange of shares, however accomplished.   An appropriate adjustment shall also be made with respect to the aggregate number and kind of shares available for grant under the Plan.  Adjustments, if any, and any determinations or interpretations, including any determination of whether a distribution has a material effect on the price of Common Stock, made by the Committee shall be final, binding and conclusive.  If the Company or the shareholders of the Company enter into an agreement to dispose of all or substantially all of the assets or shares by means of a sale, a reorganization, a liquidation, or otherwise, all options shall become immediately exercisable with respect to the full number of shares subject to those options and all restrictions on any shares of restricted stock granted under the Plan shall be immediately removed.

The adjustment provisions of the 1995 Employee Stock Option Plan, the Cutter & Buck 2000 Transition Stock Incentive Plan for Officers, the Cutter & Buck 2000 Transition Stock Incentive Plan for Non-Officers and the individual stock option agreements for Ernest R. Johnson and William B. Swint have been similarly revised.

As a result of the shareholders’ approval of the Plan amendments, the special dividend of $1.34 per share conditionally declared on July 6, 2005 has become unconditional.  Pursuant to the authority granted to the Compensation Committee by the amended Plans and the 1995 Non-Employee Director Stock Incentive Plan, 1999 Non-Employee Director Stock Incentive Plan and 2000 Stock Incentive Plan, the Compensation Committee authorized adjustments to all outstanding awards pursuant to the formulae set forth in the Proxy Statement.

ITEM 1.01                                         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

ITEM 3.03                                         MATERIAL MODIFICATIONS TO RIGHTS OF SECURITY HOLDERS

On October 19, 2005, the Company and Mellon Investor Services, L.L.C. entered into a First Amendment to Rights Agreement (the “Amendment”), which amended the Rights Agreement between the Company and Mellon Investor Services, L.L.C. dated November 20, 1998 (the “Rights Agreement”). Under the terms of the Rights Agreement, the Company distributed to the shareholders of the Company’s common stock certain rights to acquire Company preferred stock at a discounted price upon the occurrence of specified triggering events (the “Rights”).  Pursuant to the Amendment, the Rights pursuant to the Rights Agreement will expire on November 18, 2005 rather than the original expiration date of December 7, 2008.  The Amendment is attached hereto as Exhibit 10.7 to this Current Report on Form 8-K.

ITEM 8.01.  OTHER EVENTS

On October 20, 2005, the Company issued a press release announcing the voting results from the annual meeting of shareholders as well as amendment to the Rights Agreement.  That release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K.

As previously disclosed, the Company’s lawsuit against Genesis Insurance Company, which was originally filed in the United States District Court for the Western District of Washington (“District Court”), alleged that Genesis’ 2002 attempt to rescind the Company’s primary Directors’ and Officers’ liability insurance was unlawful, and sought damages resulting from Genesis’ breaches of contract and the duty of good faith and fair dealing. In February 2004, the District Court entered an Order granting Genesis’ motions for summary judgment and, accordingly, the Company’s claims against Genesis were dismissed by the District Court. The Company appealed the District Court’s decision to the United States Court of Appeals for the Ninth Circuit (“Court of Appeals”). On August 1, 2005, the Court of Appeals affirmed the decision of the District Court in favor of Genesis. On August 22, 2005, the Company filed a petition for rehearing with the Court of Appeals seeking to have the Court of Appeals reconsider certain portions of its decision. On October 17, 2005, the Company received an order from the Court of Appeals denying the Company’s petition for rehearing.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS

(c)  EXHIBITS

10.1                           Cutter & Buck Inc. 1997 Stock Incentive Plan, as amended and restated as of October 19, 2005

10.2                           Cutter & Buck Inc. 1995 Employee Stock Option Plan, as amended and restated as of October 19, 2005

10.3                           Cutter & Buck 2000 Transition Stock Incentive Plan for Officers, as amended and restated as of October 19, 2005

10.4                           Cutter & Buck 2000 Transition Stock Incentive Plan for Non-Officers, as amended and restated as of October 19, 2005

10.5                           Ernest R. Johnson Stock Option Agreement, as amended and restated as of October 19, 2005

10.6                           William B. Swint Stock Option Agreement, as amended and restated as of October 19, 2005

10.7                           First Amendment to Rights Agreement dated October 19, 2005

99.1                           Press release dated October 20, 2005

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CUTTER & BUCK INC.

By:	/s/ERNEST R. JOHNSON
Ernest R. Johnson
Chief Financial Officer and Senior Vice President

Dated: October 20, 2005

EXHIBIT INDEX

EXHIBIT
NUMBER	DESCRIPTION

10.1	Cutter & Buck Inc. 1997 Stock Incentive Plan, as amended and restated as of October 19, 2005

10.2	Cutter & Buck Inc. 1995 Employee Stock Option Plan, as amended and restated as of October 19, 2005

10.3	Cutter & Buck 2000 Transition Stock Incentive Plan for Officers, as amended and restated as of October 19, 2005

10.4	Cutter & Buck 2000 Transition Stock Incentive Plan for Non-Officers, as amended and restated as of October 19, 2005

10.5	Ernest R. Johnson Stock Option Agreement, as amended and restated as of October 19, 2005

10.6	William B. Swint Stock Option Agreement, as amended and restated as of October 19, 2005

10.7	First Amendment to Rights Agreement dated October 19, 2005

99.1	Press release dated October 20, 2005